UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2008

Date of Report (Date of earliest event reported)

SILVERGRAPH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-30951 Commission File No.	67-0695367 (I.R.S. Employer Identification No.)

11919 Burke Street, Santa Fe Springs, CA  90670-2507

(Address of principal executive offices)

562-693-3737

(Registrant’s telephone number)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report references to “Silvergraph” “we,” “us,” and “our” refer to Silvergraph International, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

See “Item 3.03 Material Modification to Rights of Security Holders,” below.

Item 3.02 Unregistered Sales of Equity Securities.

See “Item 3.03 Material Modification to Rights of Security Holders,” below.

Item 3.03 Material Modification to Rights of Security Holders.

On November 12, 2008, Silvergraph and holders (the “Holders”) of certain 7% Convertible Promissory Notes dated January 25, 2008 (the “Notes”) entered into an Amendment to Loan Transaction Agreement (the “Amendment”).  The Notes were originally purchased from the Company pursuant to the terms of a Subscription Agreement and Security Agreement of the same date.  The obligations represented by the Notes have previously been amended by a 1st Amendment to the 7% Notes due May 31, 2008, dated May 31, 2008; a 2nd Amendment to the 7% Notes Due June 30, 2008, dated June 20, 2008; and a 3rd Amendment to the 7% Notes due August 31, 2008, dated August 31, 2008 (the “Prior Amendments”).

Under the terms of the Amendment, the Company was granted an extension to the maturity date of the Notes from October 31, 2008 to December 15, 2008.  In addition, pursuant to the Amendment, as consideration for such extension, the Company has agreed to issue to the Holders, pro rata, a total of 9,000,000 shares of Common Stock of the Company, par value $0.001 (the “Shares”).

Except as amended above, the terms contained in the Notes, Subscription Agreement and Security Agreement, including the Prior Amendments, shall remain the same and in full force and effect.

Each Holder of the Notes is an accredited investor as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended.  The Shares issued in the transaction described above, are “restricted securities” within the meaning of the Securities Act of 1933, as amended, and were issued in reliance upon the exemption set forth under Section 4(2) of the Securities Act of 1933, as amended, for “transactions not involving a public offering,” as well as similar state securities exemptions.   Each of the Holders, have acknowledged that the shares of common stock issued in this transaction are “restricted securities” under the Securities Act of 1933, as amended; its intention that the purchase was for investment purposes; and that the Shares cannot be resold in the absence of a registration or an applicable exemption from registration.

The foregoing summary of selected provisions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit

No.

Description

10.1

Amendment to Loan Transaction Agreement dated November 12, 2008

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGRAPH INTERNATIONAL, INC.

By:

/s/ James R. Simpson

Date:  November 17, 2008

James R. Simpson, Chief Executive Officer